SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported) May 8, 1998


                                INTERCARDIA, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            0-27410                                   56-1924222
   ------------------------                   -------------------------
   (Commission file Number)                    (IRS Employer ID Number)


3200 East Highway 54, Cape Fear Building, Suite 300,
Research Triangle Park, North Carolina                         27709
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code                (919) 558-8688
                                                                  --------------


                                       NA
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         Pursuant to an Agreement and Plan of Merger dated as of March 2, 1998 (the "Merger Agreement"), by and among Intercardia, Inc., a Delaware corporation (the "Registrant" or "Intercardia" or "the Company"), Transcell Technologies, Inc., a Delaware corporation ("Transcell"), and Interneuron Pharmaceuticals, Inc., a Delaware corporation and the majority stockholder of both Intercardia and Transcell ("Interneuron"), Transcell was merged with and into the Registrant ("the "Merger") effective May 8, 1998 (the "Effective Date"). At the Effective Date, the holders of Transcell capital stock became entitled to receive shares of Intercardia Common Stock in three installments in accordance with the terms of the Merger Agreement. Holders of options and warrants to purchase shares of Transcell capital stock became entitled to receive replacement options and warrants to purchase shares of Intercardia Common Stock based upon the exchange ratios described in the Merger Agreement.


Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements for the acquired business required by Item 7 of Form 8-K promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-49539) filed pursuant to the Securities Act of 1933, as amended (the "Act") on April 7, 1998 (the "S-4").

(b)      Pro Forma Financial Information.

               INTERCARDIA, INC. AND TRANSCELL TECHNOLOGIES, INC.



          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined financial statements assume the Merger is accounted for using a partial "pooling of interests" and a partial "purchase" method of accounting as discussed below. These financial statements have been updated to reflect the number of shares to be issued in the Merger based upon the actual Intercardia stock price calculated at the closing of the Merger, which is different than previously disclosed in the Company's S-4. The pro forma condensed combined balance sheet combines the condensed balance sheets of the Company and Transcell as of December 31, 1997 as adjusted to reflect the acquisition by Intercardia of the current non-Interneuron ownership interest in Transcell accounted for as a "purchase", as if the transaction occurred on December 31, 1997. The pro forma condensed combined statements of operations combine the historical condensed statements of operations of the Company and Transcell for the quarter ended December 31, 1997 and the fiscal years ended September 30, 1997, 1996 and 1995 and reflect the combined results of the Company and Transcell as adjusted to reflect the acquisition by Intercardia of the current non-Interneuron ownership interest in Transcell as if it occurred on October 1, 1996.

     It is intended that the acquisition of Interneuron's ownership interest in Transcell will be treated in a manner similar to a "pooling of interests" for financial accounting purposes in accordance with generally accepted accounting principles ("GAAP") because Intercardia and Transcell are under common control. In addition, it is intended that the acquisition of the non-Interneuron ownership interest in Transcell will be treated as a "purchase" for financial accounting purposes in accordance with GAAP. Accordingly, Intercardia will record the portion of the assets and liabilities of Transcell owned by stockholders other than Interneuron at their fair value as of the Effective Time. The historical financial statements of Intercardia will be restated to include the accounts and results of operations of Transcell since Transcell's inception, October 21, 1991.

     The unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results that would have been achieved had the transactions been in effect as of the beginning of the periods presented and should not be construed as representative of future combined results.

     The unaudited pro forma condensed combined financial statements for the quarter ended December 31, 1997 and the fiscal years ended September 30, 1997, 1996 and 1995 are based upon the historical financial statements of the Company and Transcell included elsewhere in the S-4 and should be read in conjunction with those consolidated financial statements and related notes thereto.

               INTERCARDIA, INC AND TRANSCELL TECHNOLOGIES, INC.

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

     The following unaudited pro forma condensed combined balance sheet has been prepared by combining the condensed balance sheets of the Company and Transcell as of December 31, 1997, using a partial "pooling of interests" and a partial "purchase" method of accounting. This unaudited pro forma condensed combined balance sheet should be read in conjunction with the other unaudited pro forma condensed combined financial statements, the accompanying notes and the historical financial statements of the respective companies and the related notes thereto included in the Company's S-4.




                                                                                  December 31, 1997
                                                     ---------------------------------------------------------------------------
                                                                                              Pro Forma             Pro Forma
                                                       Intercardia       Transcell           Adjustments            Combined
                                                     --------------- ---------------- ------------------------  ----------------
Assets
Current assets
  Cash and cash equivalents ........................  $   5,929,804   $     106,645      $            --         $   6,036,449
  Marketable securities ............................     17,074,942              --                                 17,074,942
  Accounts receivable ..............................      1,081,710              --                                  1,081,710
  Prepaids and other current assets ................         70,169         168,225                                    238,394
                                                      -------------   -------------                              -------------
    Total current assets ...........................     24,156,625         274,870                                 24,431,495
Marketable securities ..............................      4,614,738              --                                  4,614,738
Property and equipment, net ........................        279,492       3,499,424                                  3,778,916
Other assets .......................................          5,000          83,174                                     88,174
                                                      -------------   -------------                              -------------
                                                      $  29,055,855   $   3,857,468      $            --         $  32,913,323
                                                      =============   =============      ===============         =============
Liabilities and Stockholders' Equity (Deficit)
Current liabilities
  Accounts payable .................................  $     572,557   $     495,856                              $   1,068,413
  Accrued expenses .................................      1,529,302       1,769,267      $    (1,213,000) (b)
                                                                                                 400,000 (e)         2,485,569
  Current portion of capital lease obligations .....         46,112         443,961                                    490,073
  Current portion of notes payable .................         46,027          30,274                                     76,301
  Note payable to Interneuron ......................      1,253,784      13,771,638          (13,771,638) (a)        1,253,784
  Deferred revenue .................................                        333,500                                    333,500
                                                        -----------   -------------      ----------------        -------------
    Total current liabilities ......................      3,447,782      16,844,496          (14,584,638)            5,707,640
Long-term portion of capital lease obligations .....         52,338         877,528                                    929,866
Long-term notes payable ............................         96,264         458,541                                    554,805
Convertible debenture -- Interneuron ...............                        524,705             (524,705) (a)               --
Stockholders' equity (deficit)
  Preferred stock ..................................             --      10,653,275          (10,653,275) (c)               --
  Common stock .....................................          6,770           4,128               (4,128) (c)
                                                                                                     653 (d)
                                                                                                     175 (g)             7,598
  Additional paid-in capital .......................     40,160,232       1,531,743           14,296,343 (a)
                                                                                               1,213,000 (b)
                                                                                              10,657,403 (c)
                                                                                               5,725,170 (d)
                                                                                               1,824,000 (f)
                                                                                                    (175) (g)       75,407,716
  Deferred compensation ............................       (117,000)       (144,177)          (1,824,000) (f)       (2,085,177)
  Accumulated deficit ..............................    (14,590,531)    (26,892,771)          (5,725,823) (d)
                                                                                                (400,000) (e)      (47,609,125)
                                                      -------------   -------------      --------------------     -------------
    Total stockholders' equity (deficit) ...........     25,459,471     (14,847,802)          15,109,343            25,721,012
                                                      -------------   -------------      ---------------         -------------
                                                      $  29,055,855   $   3,857,468      $            --         $  32,913,323
                                                      =============   =============      ===============         =============



See accompanying notes to unaudited pro forma condensed combined financial statements.

               INTERCARDIA, INC. AND TRANSCELL TECHNOLOGIES, INC.


        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

     The following unaudited pro forma condensed combined statements of operations have been prepared by combining the condensed statements of operations of the Company and Transcell for the three months ended December 31, 1997 and for the fiscal years ended September 30, 1997, 1996 and 1995. The pro forma combination has been accounted for using a partial "pooling of interests" and a partial "purchase" method of accounting. The partial "purchase" method of accounting has been used for three months ended December 31, 1997 and for the fiscal year ended September 30, 1997. These statements should be read in conjunction with the other unaudited pro forma condensed combined financial statements, the accompanying notes, and the historical financial statements of the respective companies and the related notes thereto included in the Company's S-4. The unaudited pro forma results are not necessarily indicative of the operating results that would have been achieved had the transactions been in effect as of the beginning of the periods presented and should not be construed as representative of future combined results.




                                                                    Three Months Ended December 31, 1997
                                                  -------------------------------------------------------------------------
                                                                                            Pro Forma         Pro Forma
                                                     Intercardia          Transcell        Adjustments         Combined
                                                  -----------------   -----------------   -------------   -----------------
 Revenue:
  Contract and license fee revenue ............     $     216,934       $     316,750          $ --         $     533,684
  Investment income ...........................           509,280               1,204                             510,484
                                                    -------------       -------------                       -------------
   Total revenue ..............................           726,214             317,954                           1,044,168
                                                    -------------       -------------                       -------------

 Costs and expenses:
  Research and development ....................         1,314,973           1,340,776                           2,655,749
  General and administrative ..................           608,069             396,408                           1,004,477
  Interest expense ............................            11,072             358,430                             369,502
                                                    -------------       -------------                       -------------
   Total costs and expenses ...................         1,934,114           2,095,614                           4,029,728
                                                    -------------       -------------                       -------------
 Net loss .....................................     $  (1,207,900)      $  (1,777,660)         $ --         $  (2,985,560)
                                                    =============       =============          ====         =============
 Net loss per common share -- basic ...........     $       (0.18)                                          $       (0.39)
                                                    =============                                           =============
 Net loss per common share -- diluted .........     $       (0.18)                                          $       (0.39)
                                                    =============                                           =============
 Weighted average common shares
  outstanding -- basic ........................         6,766,547                                               7,594,433
                                                    =============                                           =============
 Weighted average common shares
  outstanding -- diluted ......................         6,766,547                                               7,594,433
                                                    =============                                           =============


See accompanying notes to unaudited pro forma condensed combined financial statements.

               INTERCARDIA, INC. AND TRANSCELL TECHNOLOGIES, INC.

                                                                     Fiscal Year Ended September 30, 1997
                                                  ---------------------------------------------------------------------------
                                                                                             Pro Forma          Pro Forma
                                                      Intercardia          Transcell        Adjustments         Combined
                                                  ------------------   -----------------   -------------   ------------------
 Revenue:
  Contract and license fee revenue ............   $    4,042,816       $   1,316,750          $ --         $    5,359,566
  Investment income ...........................        2,110,269               3,285                            2,113,554
                                                  ----------------   -----------------                   ------------------
   Total revenue ..............................        6,153,085           1,320,035                            7,473,120
                                                  ----------------   -----------------                   ------------------

 Costs and expenses:
  Research and development ....................       14,263,590           5,708,625                           19,972,215
  Purchase of in-process research and
   development ................................          410,608                  --                              410,608
  General and administrative ..................        2,098,823           2,079,813                            4,178,636
  Interest expense ............................           26,873           1,255,615                            1,282,488
                                                  ----------------   -----------------                   ------------------
   Total costs and expenses ...................       16,799,894           9,044,053                           25,843,947
                                                  ----------------   -----------------                   ------------------
 Loss before minority interest ................      (10,646,809)         (7,724,018)                         (18,370,827)
 Minority interest ............................          568,068                  --                              568,068
                                                  ----------------   -----------------                   ------------------
 Net loss .....................................   $  (10,078,741)      $  (7,724,018)         $ --         $  (17,802,759)
                                                    ==============       =============          ====         ==============
 Net loss per common share -- basic ...........     $        (1.49)                                          $        (2.35)
                                                    ==============                                           ==============
 Net loss per common share -- diluted .........     $        (1.49)                                          $        (2.35)
                                                    ==============                                           ==============
 Weighted average common shares
  outstanding -- basic ........................          6,750,611                                                7,578,497
                                                    ==============                                           ==============
 Weighted average common shares
  outstanding -- diluted ......................          6,750,611                                                7,578,497
                                                    ==============                                           ==============



See accompanying notes to unaudited pro forma condensed combined financial statements.

               INTERCARDIA, INC. AND TRANSCELL TECHNOLOGIES, INC.

                                                                       Fiscal Year Ended September 30, 1996
                                                         -----------------------------------------------------------------
                                                                                             Pro Forma       Pro Forma
                                                           Intercardia       Transcell      Adjustments       Combined
                                                         --------------- ----------------- ------------- -----------------
 Revenue:
  Contract and license fee revenue .....................   $ 5,009,000     $     338,650       $ ---       $   5,347,650
  Investment income ....................................     1,342,088               869                       1,342,957
                                                           -----------     -------------                   -------------
   Total revenue .......................................     6,351,088           339,519                       6,690,607
                                                           -----------     -------------                   -------------

 Costs and expenses:
  Research and development .............................     2,317,904         2,958,373                       5,276,277
  Purchase of in-process research and
   development .........................................       350,000                --                         350,000
  General and administrative ...........................     1,862,248         1,533,304                       3,395,552
  Interest expense .....................................        33,003           590,219                         623,222
                                                           -----------     -------------                   -------------
   Total costs and expenses ............................     4,563,155         5,081,896                       9,645,051
                                                           -----------     -------------                   -------------
 Income (loss) before minority interest ................     1,787,933        (4,742,377)                     (2,954,444)
 Income taxes ..........................................       (37,000)                                          (37,000)
 Minority interest .....................................      (568,068)                                         (568,068)
                                                           -----------     -------------                   -------------
 Net income (loss) .....................................   $ 1,182,865     $  (4,742,377)      $ ---       $  (3,559,512)
                                                           ===========     =============       =====       =============
 Net income (loss) per common share -- basic ...........   $      0.20                                     $       (0.55)
                                                           ===========                                     =============
 Net income (loss) per common share -- diluted .........   $      0.20                                     $       (0.55)
                                                           ===========                                     =============
 Weighted average common shares
  outstanding -- basic .................................     5,871,115                                         6,428,150
                                                           ===========                                     =============
 Weighted average common shares
  outstanding -- diluted ...............................     6,041,025                                         6,428,150
                                                           ===========                                     =============




                                                                    Fiscal Year Ended September 30, 1995
                                                  ------------------------------------------------------------------------
                                                                                           Pro Forma         Pro Forma
                                                     Intercardia         Transcell        Adjustments         Combined
                                                  ----------------   -----------------   -------------   -----------------
 Revenue:
  Contract and license fee revenue ............                        $     304,331          $ --         $     304,331
  Investment income ...........................     $     61,663              28,191                              89,854
                                                    ------------       -------------                       -------------
   Total revenue ..............................           61,663             332,522                             394,185
                                                    ------------       -------------                       -------------

 Costs and expenses:
  Research and development ....................        2,003,663           3,123,414                           5,127,077
  General and administrative ..................          581,982           1,481,381                           2,063,363
  Interest expense ............................              930             295,670                             296,600
                                                    ------------       -------------                       -------------
   Total costs and expenses ...................        2,586,575           4,900,465                           7,487,040
                                                    ------------       -------------                       -------------
 Net loss .....................................     $ (2,524,912)      $  (4,567,943)         $ --         $  (7,092,855)
                                                    ============       =============          ====         =============
 Net loss per common share -- basic ...........     $      (0.60)                                          $       (1.49)
                                                    ============                                           =============
 Net loss per common share -- diluted .........     $      (0.60)                                          $       (1.49)
                                                    ============                                           =============
 Weighted average common shares
  outstanding -- basic ........................        4,192,621                                               4,749,656
                                                    ============                                           =============
 Weighted average common shares
  outstanding -- diluted ......................        4,192,621                                               4,749,656
                                                    ============                                           =============


See accompanying notes to unaudited pro forma condensed combined financial statements.

               INTERCARDIA, INC. AND TRANSCELL TECHNOLOGIES, INC.


                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS


A. Accounting for the Merger

     The acquisition of Interneuron's ownership interest in Transcell will be recorded in a manner similar to a "pooling of interests" because Intercardia and Transcell are under common control. The acquisition of the non-Interneuron ownership interest in Transcell will be recorded using the "purchase" method of accounting. Accordingly, Intercardia will record the portion of the assets and liabilities of Transcell owned by Interneuron at their historical values. Intercardia will record the portion of the assets and liabilities of Transcell owned by stockholders other than Interneuron at their fair value as of the date of the Merger. The historical financial statements of Intercardia will be restated to include the accounts and results from operations of Transcell since Transcell's inception, October 21, 1991.


B. Pro Forma Adjustments

     The following pro forma adjustments are based on available information and certain estimates and assumptions. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments.


     Balance Sheets

     (a) Represents the contribution to Transcell's capital of debt owed by Transcell to Interneuron, which was $14,296,343 as of December 31, 1997.

     (b) Represents the assumption by Interneuron of certain Transcell accrued expenses totaling $1,213,000 as of December 31, 1997.

     (c) Represents the elimination of Transcell's common and preferred stock.

     (d) Represents the estimated charge to operations for common stock to be issued for purchase of in-process research and development from Transcell stockholders other than Interneuron.

     (e) Represents estimate of charges to operations for out-of-pocket costs associated with the Merger after December 31, 1997.

     (f) Represents value of stock options granted by Transcell to consultants in February 1998. This adjustment is included as the option grants are contingent upon the closing of the Merger. This amount will be charged to operations as the options vest over the two years subsequent to the date of grant.

     (g) Represents the par value of the 174,672 shares of Intercardia common stock to be issued at the Closing of the Merger to Interneuron in exchange for certain Transcell-related technology rights and lease guarantees.


     Intercompany Transactions

     For all periods presented, intercompany transactions between the Company and Transcell were not material.


     Purchase of In-Process Research and Development

     The portion of the purchase price in excess of the fair value of the tangible assets acquired related to the acquisition of the non-Interneuron ownership interest of Transcell has been allocated to Transcell technology rights. However, because feasibility of the technology has not yet been established and the technology has no alternative future use, the amount allocated to this technology will be charged to operations in the fiscal year in which the Merger is completed.



      Value of Intercardia common stock to be issued to
    stockholders other than Interneuron ......................  $4,439,255
      Value of replacement stock options and warrants
    to be issued at Closing to stockholders other
    than Interneuron .........................................   1,835,872
                                                                ----------
      Total purchase price ...................................   6,275,127
    Fair value of Transcell net assets acquired in the Merger.    (549,304)
                                                                ----------
            In-process research and development ..............  $5,725,823
                                                                ==========



     The Intercardia Common Stock to be issued to Transcell stockholders other than Interneuron was valued at $16.39, which was based on the price of Intercardia's stock a few days before and a few days after the terms of the Merger had been substantially negotiated. No value in excess of the carrying value of the assets acquired related to the acquisition of the Interneuron ownership interest has been assigned to the portion of the merger consideration paid to Interneuron, as this portion of the transaction will be accounted for as a pooling of interests, since the entities were under common control.


C. Pro Forma Net Loss Per Share


     Pro forma net loss per share is computed by dividing the pro forma net loss by the pro forma weighted average shares outstanding for the period presented. The outstanding capital stock of Transcell was converted into Intercardia Common Stock using the Intercardia Stock Price at the closing of the Merger of $17.175, but assuming the Intercardia Common Stock to be issued to Transcell stockholders other than Interneuron was valued at $16.39, which was based on the price of Intercardia's stock a few days before and a few days after the terms of the Merger had been substantially negotiated. Stock options and warrants are excluded from these computations if their effect is antidilutive. The pro forma weighted average shares outstanding for the three months ended December 31, 1997 and for the fiscal year ended September 30, 1997 include the shares issued to both Interneuron and the non-Interneuron stockholders for their respective ownership interests in Transcell as the three months ended December 31, 1997 and the fiscal year ended September 30, 1997 include the pro forma effect of the acquisition of the non-Interneuron stockholders accounted for under the "purchase" method of accounting and the pro forma effect of the acquisition of the Interneuron ownership interest accounted for under the "pooling of interests" method of accounting. The pro forma weighted average shares outstanding for the fiscal years ended September 30, 1996 and 1995 include only the shares issued to Interneuron for their ownership interest in Transcell.

(c)      Exhibits.

         2.1*     Agreement and Plan of Merger dated as of March 2,1998, by
                  and among the Registrant, Transcell and Interneuron.
         2.2      Waiver and Consent Agreement dated as of May 8, 1998 by and among the Registrant, Transcell and Interneuron.
        23.1      Consent of Coopers & Lybrand L.L.P. (Boston).
        ---------------------
         *  Previously filed with the Form 8-K dated March 16, 1998





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERCARDIA, INC.


                                             /s/ Clayton I. Duncan
Date: May 11, 1998                           -----------------------------
                                             Clayton I. Duncan,
                                             Chief Executive Officer
                                             (Principal Executive Officer)

                               INDEX TO EXHIBITS


2.1* Agreement and Plan of Merger dated as of March 2,1998, by and among the Registrant, Transcell and Interneuron.
2.2 Waiver and Consent Agreement dated as of May 8, 1998 by and among the Registrant, Transcell and Interneuron.

-----------------------
*  Previously filed with the Form 8-K dated March 16, 1998.